SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 16, 1996

                        PHILLIPS-VAN HEUSEN CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


         1-724                                          13-1166910
(Commission File Number)                   (IRS Employer Identification Number)


            1290 Avenue of the Americas, New York,    New York  10104
           (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code (212) 541-5200


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ITEM 5            OTHER EVENTS.

On April 16, 1996, the Board of Directors of Phillips-Van Heusen Corporation (the "Corporation") authorized the extension, pursuant to Section 7(b) of the Rights Agreement, dated as of June 10, 1986, as heretofore amended (the "Rights Agreement"), between the Corporation and The Bank of New York, a New York banking corporation (the "Rights Agent"), of the rights issued thereunder for a successive ten year period, commencing from the initial expiration date of June 16, 1996. In accordance with Section 7(b) of the Rights Agreement, the Corporation, by letter dated June 5, 1996 (attached as Exhibit 1 hereto), notified the Rights Agent of the extension of the Rights Agreement. The Rights were initially registered with the Securities and Exchange Commission on Form 8-A, dated June 10, 1986 and declared effective by the Commission on June 18, 1986.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS


         Exhibits:

                  1. Letter to The Bank of New York, dated June 5, 1996, notifying the Bank of New York, as Rights Agent under the Rights Agreement, of the ten year extension of the rights pursuant to Section 7(b) of the Rights Agreement.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PHILLIPS-VAN HEUSEN CORPORATION

                                               By /s/ Pamela N. Hootkin
                                                  ------------------------------
                                                  Name:  Pamela N. Hootkin
                                                  Title: Secretary

Date:  June 14, 1996

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                                 EXHIBIT INDEX


Exhibit           DESCRIPTION
- -------           -----------

    1. Letter to The Bank of New York, dated June 5, 1996, notifying the Bank of New York, as Rights Agent under the Rights Agreement, of the ten year extension of the rights pursuant to
             Section 7(b) of the Rights Agreement.

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